                                                                      Exhibit 99

                         Form 3 Joint Filer Information

Name:                                        Pegasus Capital, LLC

Address:                                     C/O Pegasus Capital Advisors, L.P.
                                             99 River Road
                                             Cos Cob, CT 06807

Date of Event Requiring Statement:           08/20/14

Name:                                        Pegasus Investors IV GP, L.L.C.

Address:                                     C/O Pegasus Capital Advisors, L.P.
                                             99 River Road
                                             Cos Cob, CT 06807

Date of Event Requiring Statement:           08/20/14

Name:                                        Pegasus Investors IV, L.P.

Address:                                     C/O Pegasus Capital Advisors, L.P.
                                             99 River Road
                                             Cos Cob, CT 06807

Date of Event Requiring Statement:           08/20/14

Name:                                        Pegasus Partners IV, L.P.

Address:                                     C/O Pegasus Capital Advisors, L.P.
                                             99 River Road
                                             Cos Cob, CT 06807

Date of Event Requiring Statement:           08/20/14

Name:                                        Pegasus Partners IV (AIV), L.P.

Address:                                     C/O Pegasus Capital Advisors, L.P.
                                             99 River Road
                                             Cos Cob, CT 06807

Date of Event Requiring Statement:           08/20/14

Name:                                        PP IV BSH, LLC

Address:                                     C/O Pegasus Capital Advisors, L.P.
                                             99 River Road
                                             Cos Cob, CT 06807

Date of Event Requiring Statement:           08/20/14